Intangible Assets, Net	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure
6. Intangible Assets, net
In April and June of 2019, the Company purchased certain patents to maintain its competitive advantage for $1.9 million.
Intangible assets, net consisted of the following (in thousands):

	December 31,
	2020	2019
Intangible assets - Patents	$1,918	$1,918
Less: Accumulated amortization	(190)	(62)

Intangible assets, net	$1,728	$1,856

Patents are amortized on a straight-line basis over their estimated useful life of 15 years. Amortization expense was $0.1 million and $0.1 million in the years ended December 31, 2020 and 2019, respectively.
The estimated future amortization expenses for patent assets are as follows (in thousands):

Year Ending 2021	$128
2022	128
2023	128
2024	128
2025	128
Thereafter	1,088

Total	$1,728